SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------

                    PURADYN FILTER TECHNOLOGIES, INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                14-1708544
--------------------------------------   ---------------------------------------
(State of incorporation or organization) (I.R.S. Employer Identification Number)

3020 High Ridge Road
Suite 100
Boynton Beach, FL                                                   33426
--------------------------                                        ----------
(Address of Principal Executive Offices)                          (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-69340

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                       Name of each exchange on which
       to be so registered                       each class is to be registered:
       -------------------                       -------------------------------

       Common stock, $0.001 par value            American Stock Exchange
       per share.


Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
                                 ---------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

Information concerning the common stock to be registered hereunder is incorporated herein by reference to the sections entitled "DESCRIPTION OF SECURITIES" in the prospectus forming a part of the registrant's registration statement on Form S-8 (File no. 333-69340) as filed on September 13, 2001 with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

Item 2.  Exhibits.
         --------

The following exhibits are filed herewith or incorporated herein by reference:

         1 Certificate of Amendment dated February 4, 1998 to Amended and Restated Certificate of Incorporation of T/F Purifiner, Inc. dated July 24, 1996 (incorporated by reference to Exhibit 1 to the Registrant's Form 8-K/A filed on February 11, 1998).

       3.1 Amended and Restated Certificate of Incorporation of T/F Purifiner, Inc. dated July 24, 1996 (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form 10-SB filed on July 30, 1996).

       3.2        Bylaws of T/F Purifiner, Inc. (incorporated by reference to
                  Exhibit 3.2 to the Registrant's Registration Statement on Form 10-SB filed on July 30, 1996).

       3.3        Memorandum and Articles of Association of T/F Purifiner, Ltd.
                  (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form 10-SB filed on July 30, 1996).

       4.1        Form of Stock Certificate

       5.1 Opinion and Consent of Atlas Pearlman, P.A. [includes Exhibit 23(i)](incorporated by reference to Exhibit 5.1 to the Registrant's Registration Statement on Form S-8 filed on September 13, 2001).

      10.1 2000 Non-Employee Directors' Stock Plan (incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-8 filed on September 13, 2001).

      10.2        Compensatory Plan with Oscar Otero [Petro Pure (PPI), Inc.]
                  (incorporated by reference to Exhibit 10.2 to the Registrant's Registration Statement on Form S-8 filed on September 13,
                  2001).

      23.1 Consent of Independent Certified Public Accountants (incorporated by reference to Exhibit 23.1 to the Registrant's Registration Statement on Form S-8 filed on September 13,
                  2001).





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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             PURADYN FILTER TECHNOLOGIES, INC.


                                             By: /s/ Richard C. Ford
                                             ------------------------------
                                             Richard C. Ford
                                             Chief Executive Officer


Date: December 6, 2001




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